UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a‑12

AMPHASTAR PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

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☐Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on June 8, 2020.

AMPHASTAR PHARMACEUTICALS, INC.

Meeting Information

  Meeting Type:            Annual Meeting

  For holders as of:       April 13, 2020

  Date: June 8, 2020                Time: 11:00 AM PDT

  Location:  Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AMPH2020

The Company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AMPH2020 and be sure to have the information that is printed in the box marked by the arrow —>  XXXX XXXX XXXX XXXX (located on the following page).

AMPHASTAR PHARMACEUTICALS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

D01308-P38134

____ Before You Vote ____

How to Access the Proxy Materials

2. Annual Report

à XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

www.proxyvote.com

sendmaterial@proxyvote.com

à XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Proxy Materials Available to VIEW or RECEIVE:

1.  Notice and Proxy Statement2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow —>  XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)   BY INTERNET:        www.proxyvote.com

2)   BY TELEPHONE:     1-800-579-1639

3)   BY E-MAIL*:           sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow —>  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery.

____ How To Vote ____

Please Choose One of the Following Voting Methods

: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow àXXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Internet:

Before The Meeting:

Go to  www.proxyvote.com. Have the information that is printed in the box marked by the arrow

—> XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/AMPH2020.  Have the information that is printed in the box marked by the arrow —>  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

D01309-P38134

               Voting Items

The Board of Directors recommends you vote FOR the following:
The Board of Directors recommends you vote FOR the following proposal:
1.	Election of three Class I Directors
	Nominees:	4.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.
1a. David Maris
	1b. Richard Koo	NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
1c. Floyd F. Petersen

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, on an advisory basis, the compensation of our named executive officers.

The Board of Directors recommends you vote 1 year on the following proposal:

3.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers.

D01310-P38134

D01311-P38134